UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): October 6, 2009


                                 IMAGING3, INC.
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             (Exact name of registrant as specified in its charter)



                                   CALIFORNIA
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                 (State or other jurisdiction of incorporation)


          000-50099                                   95-4451059
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   (Commission File Number)                (I.R.S. Employer Identification No.)


                 3200 W. VALHALLA DR., BURBANK, CALIFORNIA 91505
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               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (818) 260-0930

                                 NOT APPLICABLE
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            (Former name, former address and former fiscal year, if
                           changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

SECTION 3. SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

         On October 6, 2009, Imaging3, Inc. (the "Company") completed a series of private placements of its common stock pursuant to which the Company sold a total of 107,059,027 shares of its common stock at a purchase price of $0.025 per share raising total capital of $2,676,475.68. The private placements were made pursuant to Rue 506 of Regulation D promulgated under Section 4(2) of the Securities Act of 1933, as amended.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 IMAGING3, INC.
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                                  (Registrant)

Date:  October 7, 2009


                     /s/ Dean Janes, Chief Executive Officer
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                       Dean Janes, Chief Executive Officer























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